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  11127989
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AMENDMENT NO. 2 TO THE COMPANY SECURITY AGREEMENT

           AMENDMENT NO. 2, dated as of April 21, 1995, to the Company Security Agreement, dated as of March 4, 1992 (the "Security Agreement"), between Homeland Stores, Inc., a Delaware corporation (the "Company"), and United States Trust Company of New York, a New York banking corporation, as collateral trustee (the "Collateral Trustee") for the holders of the Senior Secured Notes (as hereinafter defined) (the "Securityholders"). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Indenture.

                          RECITALS

           WHEREAS, the Company, Homeland Holding Corporation ("Holding"), and the Collateral Trustee have heretofore entered into an Indenture, dated as of March 4, 1992, as supplemented by First Supplement to Indenture, dated as of June 17, 1992 (the "Indenture"), providing for the issuance of up to $120,000,000 in aggregate principal amount of the Company's senior secured notes (together with any securities issued in replacement thereof or in exchange or substitution thereof, the "Senior Secured Notes");

           WHEREAS, pursuant to the terms of the Indenture, to secure the payment and performance by the Company of the Obligations, the Company and the Collateral Trustee have heretofore entered into the Security Agreement, whereby the Company has granted to the Collateral Trustee for the ratable benefit of the Securityholders a security interest in and to the Collateral; and

           WHEREAS, Securityholders of at least a majority in principal amount of the Senior Secured Notes then outstanding (other than Senior Secured Notes owned by the Company or any of its affiliates) have consented to the amendments to the Security Agreement set forth herein.

           NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Collateral Trustee (for the ratable benefit of the Securityholders) agree as follows:

           Section 1.  Amendment to Section 2(b) of the
  Security Agreement. Section 2(b) of the Security Agreement is amended by adding the following proviso at the end thereof:

                "; provided, however, that the
               Collateral Trustee's security interest
               in Collateral consisting of AWG Equity
               shall be subordinate and junior to AWG's first priority security interest in the AWG Equity under the Supply Agreement and the Membership Sign-Up Documents."

           Section 2.  Amendment to Section 3(c) of the
  Security Agreement. Section 3(c) of the Security Agreement is amended to read in its entirety as follows:

                "The Company is (or, to the extent
               that this Security Agreement states that the Collateral is to be acquired after the date hereof, will be) the sole owner of the Collateral; the security interest created hereby in Collateral is a valid, enforceable, perfected and first priority security interest in the
               Collateral securing the payment of the
               Obligations (provided, however, that the security interest granted hereby in
               Collateral consisting of AWG Equity
               shall be valid, enforceable and
               perfected and prior to all other
               security interests in such Collateral
               other than the security interest in
               favor of AWG under the Supply Agreement
               and the Membership Sign-Up Documents)
               and there are no other security
               interests in, Liens on, adverse claims
               of title to, or any other interests
               whatsoever in, the Collateral or any
               portion thereof except (i) Liens
               permitted to be incurred pursuant to
               Section 4.13 of the Senior Secured Note
               Indenture ("Authorized Liens") and (ii)
               to the extent that proceeds from certain sales of assets may be applied to certain other indebtedness of the
               Company as provided in Section 4.10 of
               the Senior Secured Note Indenture; and
               no financing statement, notice of Lien,
               assignment or collateral assignment,
               mortgage or deed of trust covering the
               Collateral or any portion thereof ("Lien
               Notice") exists or is on file in any
               public office, except with respect to
               Authorized Liens;"

           Section 3.  Ratification.  The Security Agreement,
  as amended by this Amendment No. 2 is hereby in all respects ratified and confirmed.

           Section 4.  Governing Law.  This Amendment No. 2
  shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles.

           Section 5.  Counterparts.  This Amendment No. 2
  may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.
           IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the date first above written.


                                              HOMELAND
                              STORES, INC., a Delaware
                            corporation



                          By:   /s/ Mark S. Sellers
                               Name: Mark S. Sellers
                               Title: Executive Vice
                                      President - Finance

                                              UNITED STATES
                              TRUST COMPANY OF NEW
                            YORK, as Trustee under the
  Indenture



                          By:  /s/ Robert E. Patterson, III
                               Name: Robert E. Patterson, III
                               Title: Asst. Vice President